UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                  SCHEDULE 14A

                Proxy Statement Pursuant to Section 14(a) of the Securities
               Exchange Act of 1934 (Amendment No. )

Filed by the Registrant [X]
Filed by a Party other than the Registrant [_]

Check the appropriate box:

[_]  Preliminary Proxy Statement          [_]  Soliciting Material Pursuant to
[_]  Confidential, For Use of the              SS.240.14a-11(c) or SS.240.14a-12
     Commission Only (as permitted
     by Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement
[_]  Definitive Additional Materials




                               SPIRE CORPORATION
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                (Name of Registrant as Specified In Its Charter)



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    (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)


Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.
[_] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.


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1)   Title of each class of securities to which transaction applies:


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2)   Aggregate number of securities to which transaction applies:


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3)   Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):


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5)   Total fee paid:


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     [_] Fee paid previously with preliminary materials.

     [_] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

          1)   Amount Previously Paid:

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          4)   Date Filed:

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SEC 1913 (3-99)

                                SPIRE CORPORATION
                                ONE PATRIOTS PARK
                        BEDFORD, MASSACHUSETTS 01730-2396


                      NOTICE OF SPECIAL MEETING IN LIEU OF
                       2000 ANNUAL MEETING OF STOCKHOLDERS


       The Special Meeting in Lieu of 2000 Annual Meeting of Stockholders ("Meeting") of Spire Corporation ("Company") will be held at Spire Corporation, One Patriots Park, Bedford, Massachusetts, on Tuesday, May 23, 2000, at 10:00 a.m., to consider and act upon the following matters:

     1. To fix the number of directors at seven and to elect six directors to serve for one year, leaving one vacancy; and

     2. To transact such other business as may properly come before the Meeting.

       Stockholders owning Company shares at the close of business on March 31, 2000, are entitled to receive notice of and to vote at the Meeting.

       All stockholders are cordially invited to attend the Meeting.

                                           By Order of the Board of Directors


                                           ----------------------------------
                                           Richard S. Gregorio, CLERK

April 4, 2000




       WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING, PLEASE COMPLETE, DATE, AND SIGN THE ENCLOSED PROXY CARD AND MAIL IT PROMPTLY IN THE ENCLOSED ENVELOPE IN ORDER TO ASSURE THAT YOUR SHARES ARE REPRESENTED AND VOTED AT THE MEETING. NO POSTAGE IS REQUIRED IF THE PROXY CARD IS MAILED IN THE UNITED STATES.

                                SPIRE CORPORATION
                                ONE PATRIOTS PARK
                        BEDFORD, MASSACHUSETTS 01730-2396

                 PROXY STATEMENT FOR SPECIAL MEETING IN LIEU OF
                       2000 ANNUAL MEETING OF STOCKHOLDERS

                                  MAY 23, 2000

       The Board of Directors of Spire Corporation is soliciting proxies for the Special Meeting in Lieu of 2000 Annual Meeting of Stockholders ("Meeting"). This Proxy Statement contains important information for you to consider when deciding how to vote on the matters brought before the Meeting. The Meeting will be held on Tuesday, May 23, 2000. This Proxy Statement, proxy card and the 1999 Annual Report and Form 10-KSB are being mailed to the stockholders on or about April 4, 2000.

                               PROPOSAL NUMBER ONE

                              ELECTION OF DIRECTORS

       Spire Corporation's By-Laws provide for a minimum of three directors with the exact number to be voted on by the stockholders at the Meeting. The Board of Directors has recommended for this Meeting that the number of directors be fixed at seven and has nominated six persons for election as directors as noted below, leaving one vacancy. Each director will hold office until the next Annual Meeting of Stockholders and until his successor is duly elected by the stockholders.

       Unless otherwise instructed, the persons named in the proxy will vote to fix the number of directors at seven and to elect the seven nominees named below as directors. Although the Board does not contemplate that any of the nominees will be unavailable to serve as a director, should any unexpected vacancies occur, the enclosed proxy will be voted for such substituted nominees, if any, as may be designated by the Board. In no event will the proxy be voted for more than seven directors.

       All of the nominees are currently directors. A. John Gale has decided not to stand for reelection. The following table sets forth the year each nominee was elected a director and the recent business experience of each nominee.

================================================================================
MICHAEL T. ECKHART
DIRECTOR SINCE 1997
Mr. Eckhart, age 51, is President of Solar International Management, Inc. (SIM), and director of SIM's SolarBank Program, a planned capital fund for solar photovoltaic markets. From 1989 to 1996, he served as president of United Power Systems, an independent power development company. Mr. Eckhart is a member of the Institute of Electrical and Electronic Engineers, the American Solar Energy Society and the International Solar Energy Society. He holds a B.S. in Electrical Engineering from Purdue University and an M.B.A. from Harvard Business School.
--------------------------------------------------------------------------------
UDO HENSELER
DIRECTOR SINCE 1992
Dr. Henseler, age 60, was Vice President and Chief Financial Officer of Qualicon Corporation, a DuPont company until his retirement in January 2000. Qualicon is a developer and manufacturer of analytical instruments for testing of biologically derived products. Until February of 1996 he was Senior Vice President, Chief Financial Officer and a Director of Andrx Corporation, a biotechnology/pharmaceutical company in Florida. He is the owner of MSI Management Services International, a financial and business advisory firm. Dr. Henseler holds a B.A. from the Academy of Commerce and Administration, Cologne, Germany, and Masters and Ph.D. degrees from Claremont Graduate University. He is a Certified Public Accountant.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
ROGER G. LITTLE
DIRECTOR SINCE 1969
Mr. Little, age 59, was the founder of Spire Corporation in 1969, and has been Chairman of the Board of Directors, Chief Executive Officer and President of the Company. He has served on many committees and advisory boards related to small business innovative research, the transfer and commercialization of technology, the worldwide growth of the photovoltaics industry, and the development of sound renewable energy policies. Mr. Little holds a B.A. in Physics from Colgate University and an M.Sc. in Physics from the Massachusetts Institute of Technology.
--------------------------------------------------------------------------------
ROGER W. REDMOND
DIRECTOR SINCE 1991
Mr. Redmond, age 46, has since June 1999, been a managing director and the head of research, Goldsmith, Agio, Helms and Company, a private investment banking firm specializing in representing sellers of private, public and closely held companies. From November 1998 to May 1999, Mr. Redmond was the managing director, Internet and software services sector analyst in the Equity Research Department of John G. Kinnard & Co., an investment banking firm. During most of 1998, he was President and Chief Executive Officer of Teletraining Systems, Inc., which trains and educates employees by means of database and video systems. From 1984 until 1997, Mr. Redmond was an officer and managing director of Piper Jaffray, Inc., an investment banking firm. He was designated a Chartered Financial Analyst in 1988. Mr. Redmond holds a B.S. in Chemistry from the University of Arizona and an M.B.A. in Finance from the University of Minnesota.
--------------------------------------------------------------------------------
JOHN A. TARELLO
DIRECTOR SINCE 1970
Mr. Tarello, age 68, was Senior Vice President of Analogic Corporation of Peabody, Massachusetts, a publicly held manufacturer of diagnostic and measurement instruments and medical, industrial, and other electronics equipment. From 1985 until December 1999 he was also Treasurer and Chief Financial Officer of Analogic Corporation until his retirement in December 1999. Mr. Tarello has been a director of Analogic Corporation since 1979. Mr. Tarello attended Burdett College.
--------------------------------------------------------------------------------
ANTHONY G. VISCOGLIOSI
DIRECTOR SINCE DECEMBER 1999
Mr. Viscogliosi, age 37, has since September 1999, been senior managing partner of Viscogliosi Brothers, LLC, a private venture capital, merchant banking, and investment banking firm dedicated exclusively to the musculoskeletal healthcare industry. From April 1998 to August 1999, Mr. Viscogliosi was Senior Vice President and Director of Medical Technology at Stifel, Nicolaus & Company. He held similar positions at Rodman & Renshaw, Inc. and First Albany Corporation. In addition, he held positions as a Director of Reasearch and as an Associate Director of Research. Mr. Viscogliosi holds a B.S. from the University of Michigan.
================================================================================

       The Board of Directors recommends a vote FOR fixing the number of directors at seven and for re-electing the six directors listed above, leaving one vacancy.

                  INFORMATION CONCERNING THE BOARD OF DIRECTORS
                               AND ITS COMMITTEES

       The Board of Directors of the Company held five meetings during 1999. Each director then serving attended 75% or more of such Board meetings and at least 75% of the meetings of the Committee(s) of which he is a member, if any. The table below describes the Board's committees.

================  ================ =============================================
Committee Name &     Number of
    Members       Meetings in 1999               Principal Functions
----------------  ---------------- ---------------------------------------------

       Audit             1         o  Review and recommend to the directors the
     Committee                        independent auditors to be selected to
                                      audit the financial statements of the
                                      Company and its divisions and
                                      subsidiaries.
     M. Eckhart
    U. Henseler                    o  Meet with the independent auditors and
     J. Tarello                       financial management of the Company to
                                      review the scope of the proposed audit for the current year and the audit procedures to be utilized, and at the conclusion thereof review such audit, including any comments or recommendations of the independent auditors.

                                   o Review with the independent auditors and financial and accounting personnel, the adequacy and effectiveness of the accounting and financial controls of the Company, and elicit any recommendations for the improvement of such internal control procedures or particular areas where new or more detailed controls or procedures are desirable.

                                   o Review the financial statements contained in the annual report to shareholders with management and the independent auditors to determine that the independent auditors are satisfied with the disclosure and content of the financial statements to be presented to the shareholders.

                                   o  Provide sufficient opportunity for the
                                      independent auditors to meet with the
                                      members of the Audit Committee without
                                      members of management present.

                                   o  Review accounting and financial human
                                      resources and succession planning within the Company.

                                   o Submit the minutes of all meetings of the Audit Committee to, or discuss the matters discussed at each committee meeting with the Board of Directors.

                                   o  Investigate any matter brought to its
                                      attention within the scope of its duties
                                      with the power to retain outside counsel
                                      for this purpose if, in its judgment, that
                                      is appropriate.
----------------  ---------------- ---------------------------------------------
  Compensation           3         o  Make recommendations to the Board of
   Committee                          Directors with respect to:
                                      - executive compensation
                                      - bonuses
    U. Henseler                       - employee benefit plans
     R. Redmond
                                   o  Administer the Company's 1996 Equity
                                      Incentive Plan.

================ ================= =============================================

                      COMPLIANCE WITH SECTION 16(A) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       Section 16(a) of the Securities Exchange Act of 1934 requires the Company's directors and executive officers, and persons who own more than 10% of a registered class of the Company's equity securities, to file with the Securities and Exchange Commission reports of ownership and changes in ownership of common stock and other equity securities of the Company. Officers, directors and greater than 10% shareholders are required by SEC regulation to furnish the Company with copies of all Section 16(a) forms they file.

       Based solely on review of the copies of such reports furnished to the Company or written or oral representations that no other reports were required, the Company believes that during 1999, all filing requirements applicable to its officers, directors and greater than 10% beneficial owners were complied with, except that Roger G. Little, Chairman of the Board, Chief Executive Officer and President of the Company, made a late filing of a Form 4 covering a gift of the Company's Common Stock.

                             OWNERSHIP OF SECURITIES

       The following table below shows how the Company common stock is owned by the directors, executive officers and owners of more than 5% of the Company's outstanding common stock as of February 29, 2000. Each person or entity maintains a mailing address c/o the Company, One Patriots Park, Bedford, Massachusetts 01730-2396.
                    AMOUNT AND NATURE OF BENEFICIAL OWNERSHIP

===========================================================  ============  ================  ============
                                                              Number of                      Percent of
                                                             Shares Owned  Right to Acquire  Common Stock
                           Name                                  (1)             (2)            (3)(4)
-----------------------------------------------------------  ------------  ----------------  ------------
Michael T. Eckhart                                                    0           3,750              *
-----------------------------------------------------------  ------------  ----------------  ------------
A. John Gale                                                     10,500           5,000              *
-----------------------------------------------------------  ------------  ----------------  ------------
Richard S. Gregorio                                                   0           3,000              *
-----------------------------------------------------------  ------------  ----------------  ------------
Udo Henseler                                                          0           3,750              *
-----------------------------------------------------------  ------------  ----------------  ------------
Stephen J. Hogan                                                  8,500           6,250              *
-----------------------------------------------------------  ------------  ----------------  ------------
Roger G. Little (5)                                           1,250,292               0          38.1%
-----------------------------------------------------------  ------------  ----------------  ------------
Roger G. Redmond                                                      0           5,000              *
-----------------------------------------------------------  ------------  ----------------  ------------
John A. Tarello                                                   6,000           3,750              *
-----------------------------------------------------------  ------------  ----------------  ------------
Anthony G. Viscogliosi                                                0               0              0
-----------------------------------------------------------  ------------  ----------------  ------------
Spire Corporation 401(k) Profit  Sharing Plan (6)               215,696             N/A             6%
-----------------------------------------------------------  ------------  ----------------  ------------
Directors  and  Officers as a group (9 persons on February
29, 2000 including those named above)                         1,275,292          30,500          38.8%
===========================================================  ============  ================  ============

--------------------
*  Less than 1%

  (1)   Includes shares for which the named person:
           o  has sole voting and investment power, or
           o has shared voting and investment power with his spouse, unless otherwise indicated in the footnotes.

        Excludes shares that may be acquired through stock option exercises.

  (2) Shares that can be acquired through stock option exercises through April 29, 2000.

  (3) Based on 3,283,088 shares of Common Stock outstanding as of February 29, 2000. Shares of Common Stock which an individual or group has a right to acquire within 60 days are deemed to be outstanding for purposes of computing the percentage ownership of such individual or group, but are not deemed to be outstanding for purposes of computing the percentage ownership of any other person shown on the table.

  (4) Beneficial stock ownership shown for employees excludes in all cases shares of Common Stock that may be held by the Spire Corporation 401(k) Profit Sharing Plan on behalf of such employees.

  (5) Includes 1,248,842 shares of Common Stock held in a trust of which Mr. Little is the primary beneficiary. Mr. Little is the Chairman of the Board of Directors, Chief Executive Officer and President of the Company.

  (6) Trustees of the Plan, which was established in 1985, are Messrs. Little, Gregorio, and Tarello, each of whom disclaims beneficial ownership of shares held by the Plan. Messrs. Little, Gregorio and Tarello are respectively the Chairman of the Board of Directors, Chief Executive Officer and President; a Vice President, Chief Financial Officer, Treasurer and Clerk; and a Director of the Company.

                               EXECUTIVE OFFICERS

       The following table provides information on the executive officers of the Company. All the executive officers have been elected to serve until the Board meeting following the next annual meeting of stockholders and until their successors have been elected and qualified.

================================================================================
ROGER G. LITTLE
CHAIRMAN OF THE BOARD, CHIEF EXECUTIVE OFFICER AND PRESIDENT
Mr. Little, age 59, has an employment contract with the Company for a ten year term ending October 3, 2003, unless earlier terminated by either party as provided in the agreement.
--------------------------------------------------------------------------------

RICHARD S. GREGORIO
VICE PRESIDENT, CHIEF FINANCIAL OFFICER, TREASURER, PRINCIPAL ACCOUNTING OFFICER, AND CLERK
Mr. Gregorio, age 44, joined the Company in 1977 and has served in a number of accounting and finance positions. He was named Principal Accounting Officer in 1983, Treasurer in 1989, Vice President and Chief Financial Officer in 1993 and Clerk in 1996. He was most recently elected to his offices in May 1999.
--------------------------------------------------------------------------------

STEPHEN J. HOGAN
VICE PRESIDENT AND GENERAL MANAGER, SPIRE SOLAR
Mr. Hogan, age 48, joined the Company in 1984 as Manager, Process Development. He was named Sales Manager, Photovoltaic Equipment, in 1988, Manager, Engineering and Manufacturing in 1990, Director of Photovoltaic Business Development in March 1997, and Vice President and General Manager, Photovoltaics, in November 1997. He was most recently elected to his office in May 1999.
--------------------------------------------------------------------------------

MARK C. LITTLE
GENERAL MANAGER, SPIRE BIOMEDICAL
Mr. Little, age 38, joined the Company in 1994 as Medical Device Engineer. He was named Assistant General Manager, Spire Biomedical, in March 1999, and General Manager, Spire Biomedical, in January 2000. Prior to joining Spire, Mr. Little was an investment banker for Paine Weber and prior to that he held a similar position at J.W. Gant Clearing House. Roger Little and Mark Little are father and son.
================================================================================

                      OTHER TRANSACTIONS AND RELATIONSHIPS

        The Company subleases 74,000 square feet in a building from Millipore Company, which leases the building from a Trust of which Roger G. Little, Chief Executive Officer, is sole trustee and principal beneficiary. The Company believes that the terms of the sublease are commercially reasonable. The 1985 sublease originally was for a period of ten years. The Company exercised its option to extend the sublease for an additional five-year period expiring on November 30, 2000, and has exercised an option to extend the subleases for an additional five-year period expiring on November 30, 2005. The agreement provides for minimum rental payments plus annual increases linked to the consumer price index. Total rent expense under this sublease was $922,000 in 1999.

                     COMPENSATION OF OFFICERS AND DIRECTORS

        This table describes the cash compensation paid to all the executive officers of the Company who were serving as executive officers on December 31, 1999:

                           SUMMARY COMPENSATION TABLE

============================= ================================================== ====================== ===================
                                                                                       Long Term
                                             Annual Compensation                     Compensation
                              -------------------------------------------------- ----------------------
                              -------- ------------ ---------- ----------------- ----------------------
                                                                                       Securities            All Other
                                                      Bonus      Other Annual          Underlying          Compensation
            Name               Year      Salary        (1)       Compensation          Options (#)              (2)
----------------------------- -------- ------------ ---------- ----------------- ---------------------- -------------------
Richard S. Gregorio            1999       $100,000          0        N/A                   10,000              $2,222
                               1998        120,060     $6,016                               2,000               6,095
                               1997        115,909      6,190                               5,000               5,596
----------------------------- -------- ------------ ---------- ----------------- ---------------------- -------------------

Stephen J. Hogan (3)           1999       $100,000          0        N/A                   10,000              $1,051
                               1998        109,576     $4,123                               5,000               4,562
                               1997         96,902      2,636                               5,000               2,843
----------------------------- -------- ------------ ---------- ----------------- ---------------------- -------------------

Roger G. Little                1999       $120,000          0        N/A                        0              $3,363
                               1998        196,336     $9,352                                   0               7,116
                               1997        180,999      9,752                                   0               6,297
----------------------------- -------- ------------ ---------- ----------------- ---------------------- -------------------

Everett S. McGinley (4)        1999       $100,000          0        N/A                        0                $946
                               1998        123,665          0                               5,000               1,000
                               1997         60,050          0                              20,000                 616
----------------------------- -------- ------------ ---------- ----------------- ---------------------- -------------------

Ronald S. Scharlack (5)       19991998    $110,000          0        N/A                        0              $1,845
                                           107,934          0                              20,000               4,567
============================= ======== ============ ========== ================= ====================== ===================

(1) In 1997 and 1998, the Company paid certain executives performance based bonuses relating to the Company's preceding fiscal years.

(2) Includes premiums on term life insurance policies provided to all executive officers. Also included in the years 1997 and 1998 is the Company's matching portion of 401(k) plan contributions available to all employees paid in Company Common Stock, which vests according to a schedule. The matching 401(k) plan contributions are valued at the closing stock price on the last trading day of December in each year. During 1999 the Company temporarily suspended the 401(k) Plan matching contributions.

(3)   Mr. Hogan became an officer in November 1997.

(4) Dr. McGinley became an officer in August 1997 and resigned as an officer in December 1999.

(5) Mr. Scharlack became an officer in January 1998 and resigned as an officer in January 2000.

STOCK OPTIONS

      This table describes stock options granted during 1999 to the executive officers of the Company who were serving as executive officers on December 31, 1999 (no options were granted to Roger Little):

                             1999 INDIVIDUAL GRANTS

=========================== ========================== ============================ ================= =====================
                               Number of Securities        % of Total Options         Exercise or
                                Underlying Options        Granted To Employees         Base Price          Expiration
           Name                  Granted (#) (1)             in Fiscal Year            ($/Share)             Date
--------------------------- -------------------------- ---------------------------- ----------------- ---------------------
Richard S. Gregorio                    10,000                        9%                 $3.563              3/18/09
--------------------------- -------------------------- ---------------------------- ----------------- ---------------------
Stephen J. Hogan                       10,000                        9%                 $3.563              3/18/09
=========================== ========================== ============================ ================= =====================

(1) The options granted to Messrs. Gregorio and Hogan were granted in March 1999 under the Company's 1996 Equity Incentive Plan and expire ten years from the date of grant. The option vests with respect to 2,500 shares in each of 2000, 2001, 2002 and 2003.

      The following table provides information about option exercises in 1999 and the value of unexercised options held as of December 31, 1999 by Mr. Gregorio, Mr. Hogan, Dr. McGinley and Mr. Scharlack (no options were held by Roger Little):

                 AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR
                        AND FISCAL YEAR END OPTION VALUES

=========================== =============== =============== ================================== =============================
                              Number of                      Number of Securities Underlying       Value of Unexercised
                                Shares          Value         Unexercised Options at Fiscal      In-the-Money Options at
                             Acquired on     Realized ($)             Year End (#)                 Fiscal Year End ($)
           Name               Exercises                         Exercisable/Unexercisable       Exercisable/Unexercisable
--------------------------- --------------- --------------- ---------------------------------- -----------------------------
Richard S. Gregorio              7,250          $28,045.92           6,250 / 16,500                 $12,640 / $32,170
--------------------------- --------------- --------------- ---------------------------------- -----------------------------

Stephen J. Hogan                 7,500          $38,010.00           3,750 / 18,750                  $2,500 / $32,170
--------------------------- --------------- --------------- ---------------------------------- -----------------------------

Everett S. McGinley              1,000           $1,950.00           10,250 / 13,750                 $5,625 / $6,250
--------------------------- --------------- --------------- ---------------------------------- -----------------------------

Ronald S. Scharlack                  0                   0           5,000 / 15,000                       0 / 0
=========================== =============== =============== ================================== =============================

DIRECTORS' COMPENSATION

       Spire Corporation does not pay its directors who are also officers of the Company any additional compensation for services as directors. In 1999, the compensation for non-employee directors included the following:


       o $6,000.00 per year payable in quarterly installments;
       o $1,000.00 per Board meeting attended; and
       o Expenses associated with attending the Board and Committee meetings.

       Non-employee directors may participate in the 1996 Equity Incentive Plan. The following table describes stock options granted during 1999 to non-employee directors of the Company:

                  1999 INDIVIDUAL NON-EMPLOYEE DIRECTOR GRANTS

================================= ============================== ============================= =============================
                                       Number of Securities              Exercise or
                                    Underlying Options Granted            Base Price                    Expiration
              Name                           (#) (1)                      ($/Share)                        Date
--------------------------------- ------------------------------ ----------------------------- -----------------------------
Michael T. Eckhart                            5,000                          $3.563                      3/18/09
--------------------------------- ------------------------------ ----------------------------- -----------------------------
A. John Gale                                  5,000                           3.563                      3/18/09
--------------------------------- ------------------------------ ----------------------------- -----------------------------
Udo Henseler                                  5,000                           3.563                      3/18/09
--------------------------------- ------------------------------ ----------------------------- -----------------------------
Roger W. Redmond                              5,000                           3.563                      3/18/09
--------------------------------- ------------------------------ ----------------------------- -----------------------------
John A. Tarello                               5,000                           3.563                      3/18/09
--------------------------------- ------------------------------ ----------------------------- -----------------------------
Anthony G. Viscogliosi                        5,000                           6.625                      12/21/09
================================= ============================== ============================= =============================

      (1) The options vest with respect to 1,250 shares in each of 2000, 2001, 2002 and 2003.

                              SELECTION OF AUDITORS

       The Board of Directors of Spire Corporation has selected KPMG LLP as the Company's independent public accountants for the current fiscal year. They have served as accountants for the Company since 1983. Representatives of KPMG LLP are expected to attend the Meeting in order to respond to questions from the stockholders and will have the opportunity to make a statement.

                        PROXIES AND VOTING AT THE MEETING

        Each signed and returned proxy will be voted in accordance with any instructions of the stockholder(s) executing the proxy. A proxy signed without instructions will be voted in accordance with the Board's recommendations. If a stockholder attends the Meeting and votes in person, his or her proxy will not be counted. A signed proxy may be revoked at any time before it is exercised, either in person or by giving written notice of revocation to the Clerk of the Company at the address on the first page of this Proxy Statement.

        Each share of Common Stock is entitled to one vote on all matters submitted to the stockholders for approval. No vote may be taken unless a quorum (I.E., a majority of the Common Stock issued, outstanding, and entitled to vote) is present at the Meeting in person or by proxy. The seven nominees for election as directors at the Meeting who receive the greatest number of votes properly cast for the election of officers shall be elected the directors of the Company. Unless otherwise required by law or the Company's Articles of Organization or By-Laws, approval of all other matters requires an affirmative vote of a majority of the shares of Common Stock represented at the Meeting. Broker non-votes are counted for purposes of determining the presence of a quorum, but are not counted for purposes of determining the result of any vote. Abstentions are counted in determining the presence of a quorum and, therefore, have the effect of a vote against a proposal (by raising the number of affirmative votes required to constitute a majority of the quorum).

        The Board has fixed March 31, 2000, as the record date for determining the stockholders entitled to vote at the Meeting. On that date there were 3,285,588 shares of Common Stock issued, outstanding, and entitled to vote. Each share is entitled to one vote.

                                  OTHER MATTERS

        The Board knows of no other matters which may come before the Meeting. If any other matters should properly come before the Meeting, it is the intention of the persons named in the accompanying proxy to vote in accordance with their judgment on such matters. Such discretionary authority is conferred by the proxy.

        All costs of this solicitation, which is being made principally by mail, but which may be supplemented by telephone or personal contacts by the Company's directors, officers, and employees without additional compensation, will be borne by the Company. Brokers will be requested to forward proxy soliciting material to the beneficial owners of the stock held in such brokers' names, and the Company will reimburse them for their expenses incurred in complying with the Company's request.

                              STOCKHOLDER PROPOSALS

        In order to be considered for presentation at the 2001 Annual Meeting of Stockholders, and to be included in the proxy statement and form of proxy for that meeting, stockholder proposals must be received by the Company at its corporate offices in Bedford, Massachusetts, no later than December 6, 2000.

                                              By Order of the Board of Directors



                                              Richard S. Gregorio, CLERK
April 4, 2000

                                SPIRE CORPORATION

    PROXY FOR SPECIAL MEETING IN LIEU OF 2000 ANNUAL MEETING OF STOCKHOLDERS

                                  MAY 23, 2000

           The undersigned hereby appoints Roger G. Little and Richard S. Gregorio, and either one of them, proxies of the undersigned, with power of substitution, to act for and to vote all shares of Spire Corporation Common Stock owned by the undersigned, upon the matters set forth in the Notice of Meeting and related Proxy Statement at the Special Meeting in Lieu of 2000 Annual Meeting of Stockholders of Spire Corporation, to be held at Spire Corporation, One Patriots Park, Bedford, Massachusetts at 10:00 a.m. on Tuesday, May 23, 2000, and any adjournments thereof. The proxies, and any one of them, are further authorized to vote, in their discretion, upon such other business as may properly come before the Meeting, or adjournments thereof.

          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS.

                                    (Continued and to be Signed on Reverse Side)


--------------------------------------------------------------------------------

|X|        Please mark votes as in this example

              YOUR SHARES WILL BE VOTED FOR THE FOLLOWING PROPOSALS
                           UNLESS OTHERWISE INDICATED.

1. ELECTION OF DIRECTORS. To fix the number of directors at seven and to elect the following six persons, leaving one vacancy: Michael T. Eckhart, Udo Henseler, Roger G. Little, Roger W. Redmond, John A. Tarello and Anthony G. Viscogliosi.

                   |_|     FOR                   |_|     WITHHELD

           FOR, except vote WITHHELD from the following nominees(s):

           ----------------------------------------------------

              |_|   MARK HERE FOR ADDRESS CHANGE AND NOTE AT LEFT

              Signature                                Date              , 2000
                         -------------------------           ------------
              Signature                                Date              , 2000
                         -------------------------           ------------

              Please sign exactly as your name appears hereon. When shares are held by joint tenants, both should sign. Fiduciaries and corporate officers should indicate their full titles.